UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

ZIEGLER FLOATING RATE FUND
-	CLASS A (ZFLAX)
-	CLASS C (ZFLCX)
-	INSTITUTIONAL CLASS (ZFLIX)

ANNUAL REPORT TO SHAREHOLDERS

September 30, 2018
www.zcmfunds.com

Table of Contents

Ziegler Floating Rate Fund
Shareholder Letter	1
Performance Summary	3
Allocation of Portfolio Holdings	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Expense Example	21
Approval of Investment Advisory Agreement	22
Other Information	24
Trustees and Officer Information	25
Privacy Notice	27

Ziegler Floating Rate Fund
Annual Year Ending September 30, 2018

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler Floating Rate Fund (the “Fund”) for the twelve-month period ended September 30, 2018.

For the fiscal year period beginning October 1, 2017 and ending September 30, 2018, the Fund’s return on a net asset value basis was 5.37% for Class A shares, 4.56% for Class C shares and 5.62% for Institutional Class shares. The Fund had $91.48 million in assets across all share classes as of the end of the fiscal year.

Market Environment
The Leveraged Loan Market continued to perform well in 2018 with significant refinancing activity year to date.  Reduced new money bank loan issuance, coupled with an increased demand for bank loans, has resulted in much of the bank loan market trading above par.  Collateralized Loan Obligations (CLOs) are still large buyers of leveraged loans. In the first nine months of 2018, CLO issuance totaled $99.82 billion, outpacing the $82 billion in volume recorded in 2017.   As a result, loan prices continue to be elevated and spreads remain tight as many institutional buyers such as specialized credit funds, insurance companies and commercial banks fuel the robust demand for leveraged loans.

Performance Discussion
During the 12 months ending September 30, 2018, the Fund’s Institutional Class outperformed the benchmark Credit Suisse Leveraged Loan Index return of 5.58% by 0.04%.  The Fund’s outperformance was due to lower exposure to more volatile industries, such as Media and Broadcasting, which were the worst performers during the period as those sectors are going through fundamental changes.  Also contributing to the Fund’s outperformance was our selective strategic exposure to Retail, which performed very well in the 2nd half of the year.  We continue to diversify the portfolio as we have increased the number of distinct positions to 111, as of September 30, 2018, which was up from 65 a year prior.

Outlook
On a calendar year-to-date basis, through the end of the quarter, the Credit Suisse Leveraged Loan Index returned 4.3% continuing a 13-month win streak outperforming high-yield, and investment-grade bonds.  We believe the Leveraged Loan Market will continue to appreciate through the end of 2018 and hold steady in the first quarter of 2019.  We expect that returns through the end of 2018 should largely come from coupon payments rather than price appreciation considering that 65% of loans are trading above par.  We also expect the default rate to stay near 1.5% on an issuer basis through the end of 2018 and below 2% for 2019 given liquidity profile of most leveraged issuers.  Loan supply continues to improve with 3Q18 Institutional Issuance totaling $177 billion, which is 25% higher compared to 3Q17. This increase was mainly new money institutional issuance, which represented nearly 77% of total issuance. Overall, YTD issuance is $359 billion, a 21% drop from the record $455 billion recorded over the same period last year.  Institutional Leveraged Loans Outstanding stand at $1.089 trillion, an increase of $134 billion from the beginning of 2018.

While we continue to focus on large cap, highly liquid loans, we have shifted a portion of the portfolio (10-15%) to smaller sized loan facilities to increase yield.  The cash balance was 2.39% at the end of the fiscal year. We expect the portfolio cash balance to range between 1.0% to 3.0% to allow for redemptions and cash purchases. We will continue to trade out of loans we feel have reached their price limit, replacing them with loans which we believe to have greater total return potential.

We would like to take this opportunity to thank you for the confidence and trust you have placed in us. We appreciate the opportunity to invest on your behalf.

Sincerely,

John D’Angelo Senior Portfolio Manager	George Marshman Senior Portfolio Manager

Scott Roberts Portfolio Manager

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective.  The principal risks of investing in the Fund include bank loans and senior loans risk, borrowing and leverage risk, CLO risk, counterparty risk, credit risk, defaulted debt securities risk, floating rate securities risk, foreign securities risk, high yield securities risk, inflation risk, interest rate risk, investment risk, issuer risk, liquidity risk, loan interests risk, manager risk, market risk, new fund risk, regulatory risk, and unrated securities risk. Please see the prospectus for more information. Even though senior debtholders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed.

The report must be preceded or accompanied by a prospectus.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992.

It is not possible to invest directly in an index.

The Ziegler Floating Rate Fund is distributed by Quasar Distributors, LLC.

Ziegler Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2018 (Unaudited)

Comparison of a Hypothetical $1,000,000 Investment in the
Ziegler Floating Rate Fund - Institutional Class* and Credit Suisse Leveraged Loan Index

Total returns
For the period ended September 30, 2018

	One Year	Average Annual Since Inception
Ziegler Floating Rate Fund*
Class A	5.37%	5.76%
Class C	4.56%	4.98%
Institutional Class	5.62%	6.02%
Credit Suisse Leveraged Loan Index	5.58%	6.82%

    * Fund inception date was April 1, 2016.

Ziegler Floating Rate Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2018 (Unaudited)

SOFTWARE
10.9%
SPECIALTY RETAIL
7.9%
MEDIA
7.2%
SHORT TERM INVESTMENT
5.7%
DIVERSIFIED FINANCIAL SERVICES
5.2%
DIVERSIFIED TELECOMMUNICATION SERVICES
5.1%
CONTAINERS & PACKAGING
3.7%
HOTELS RESTAURANTS & LEISURE
3.5%
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS
3.4%
HEALTH CARE TECHNOLOGY
3.2%
OIL, GAS & CONSUMABLE FUELS
3.2%
BUILDING PRODUCTS
2.8%
CHEMICALS
2.7%
AEROSPACE & DEFENSE
2.7%
HEALTH CARE PROVIDERS & SERVICES
2.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
2.6%
PROFESSIONAL SERVICES
2.4%
INDUSTRIAL CONGLOMERATES
2.1%
PHARMACEUTICALS
1.9%
REAL ESTATE MANAGEMENT AND DEVELOPMENT
1.9%
DIVERSIFIED CONSUMER SERVICES
1.9%
COMMERCIAL SERVICES & SUPPLIES
1.7%
IT SERVICES
1.7%
CONSTRUCTION & ENGINEERING
1.6%
DISTRIBUTORS
1.6%
ELECTRIC UTILITIES
1.4%
METALS & MINING
1.3%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS
1.1%
INTERNET SOFTWARE & SERVICES
1.1%
INSURANCE
1.1%
AIR FREIGHT AND LOGISTICS
1.0%
CONSTRUCTION MATERIALS
0.8%
ROAD & RAIL
0.8%
MACHINERY
0.6%
FOOD & STAPLES RETAILING
0.5%
TRANSPORTATION INFRASTRUCTURE
0.5%
HEALTH CARE EQUIPMENT & SUPPLIES
0.5%

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2018

Principal		Current
Amount		Rate	Maturity	Value
	BANK LOANS(1) ― 96.3%
	AEROSPACE & DEFENSE ― 2.7%
$1,000,000	American Airlines, Inc. (1 Month USD LIBOR + 2.000%)	4.133%	10/11/2021	$1,001,405
997,487	Excelitas Technologies Corp. (3 Month USD LIBOR + 3.500%)	5.886	12/2/2024	1,005,906
149,507	WP CPP Holdings, LLC (3 Month USD LIBOR + 3.750%)	6.060	4/30/2025	150,660
350,493	WP CPP Holdings, LLC (6 Month USD LIBOR + 3.750%)	6.280	4/30/2025	353,195
				2,511,166
	AIR FREIGHT AND LOGISTICS ― 1.1%
987,497	Air Medical Group Holdings, Inc. (1 Month USD LIBOR + 3.250%)	5.383	4/28/2022	973,569

	BUILDING PRODUCTS ― 2.9%
1,487,367	Forterra Finance, LLC (1 Month USD LIBOR + 3.000%)	5.242	10/25/2023	1,428,333
1,216,847	New Arclin U.S. Holdings, Inc. (3 Month USD LIBOR + 3.500%)	5.886	2/14/2024	1,229,271
				2,657,604
	CHEMICALS ― 2.8%
653,666	Kraton Polymers, LLC (1 Month USD LIBOR + 2.500%)	4.742	3/5/2025	656,728
1,000,000	Starfruit US Holdco, LLC (1 Month USD LIBOR + 3.250%)	5.506	9/19/2025	1,005,415
346,221	Tronox Finance, LLC (1 Month USD LIBOR + 3.000%)	5.242	9/23/2024	347,916
150,029	Tronox Finance, LLC (1 Month USD LIBOR + 3.000%)	5.242	9/23/2024	150,763
382,700	Univar USA, Inc. (1 Month USD LIBOR + 2.250%)	4.492	7/1/2024	384,082
				2,544,904
	COMMERCIAL SERVICES & SUPPLIES ― 1.8%
2,141	Garda World Security Corp. (Prime + 2.500%)	7.750	5/24/2024	2,153
843,616	Garda World Security Corp. (3 Month USD LIBOR + 3.500%)	5.821	5/24/2024	848,184
249,370	Hayward Industries, Inc. (1 Month USD LIBOR + 3.500%)	5.742	8/5/2024	251,241
498,734	TKC Holdings, Inc. (1 Month USD LIBOR + 3.750%)	6.000	2/1/2023	500,086
				1,601,664
	CONSTRUCTION & ENGINEERING ― 1.7%
1,493,747	McDermott International, Inc. (1 Month USD LIBOR + 5.000%)	7.242	5/12/2025	1,515,839

	CONSTRUCTION MATERIALS ― 0.8%
746,212	AZEK Co LLC/The (6 Month USD LIBOR + 3.750%)	6.251	5/3/2024	752,745

	CONTAINERS & PACKAGING ― 3.8%
1,000,000	Flex Acquisition Co, Inc. (3 Month USD LIBOR + 3.250%)	5.751	6/30/2025	1,003,625
708,189	Packaging Coordinators Midco, Inc. (3 Month USD LIBOR + 4.000%)	6.390	6/30/2023	711,510
750,271	Reynolds Group Holdings, Inc. (1 Month USD LIBOR + 2.750%)	4.992	2/6/2023	754,491
992,499	Ring Container Technologies Group, LLC (1 Month USD LIBOR + 2.750%)	4.992	10/31/2024	995,288
				3,464,914
	DISTRIBUTORS ― 1.6%
498,750	Hamilton Holdco, LLC (3 Month USD LIBOR + 2.000%)	4.340	7/2/2025	500,466
992,500	Staples, Inc. (3 Month USD LIBOR + 4.000%)	6.343	9/12/2024	994,157
				1,494,623
	DIVERSIFIED CONSUMER SERVICES ― 1.9%
997,500	Uber Technologies (1 Month USD LIBOR + 4.000%)	6.120	4/4/2025	1,005,450
113,109	Weight Watchers International, Inc. (1 Month USD LIBOR + 4.750%)	6.860	11/29/2024	114,617
608,766	Weight Watchers International, Inc. (3 Month USD LIBOR + 4.750%)	7.090	11/29/2024	616,884
				1,736,951
	DIVERSIFIED FINANCIAL SERVICES ― 5.3%
433,333	First American Payment Systems, L.P. (1 Month USD LIBOR + 4.750%)	6.871	1/5/2024	436,583
977,600	First Eagle Holdings, Inc. (3 Month USD LIBOR + 3.000%)	5.386	12/1/2022	985,700
992,513	NAB Holdings, LLC (3 Month USD LIBOR + 3.000%)	5.386	7/1/2024	983,208
484,308	Resolute Investment Managers, Inc. (3 Month USD LIBOR + 3.250%)	5.636	4/29/2022	489,151
1,468,706	Russell Investments US Institutional Holdco, Inc. (1 Month USD LIBOR + 3.250%)	5.492	6/1/2023	1,478,069
126,895	SS&C European Holdings SARL (1 Month USD LIBOR + 2.250%)	4.492	4/16/2025	127,173
326,910	SS&C Technologies, Inc. (1 Month USD LIBOR + 2.250%)	4.492	4/16/2025	327,626
				4,827,510

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2018 (Continued)

Principal		Current
Amount		Rate	Maturity	Value
	DIVERSIFIED TELECOMMUNICATION SERVICES ― 5.2%
$1,000,000	Intelsat Jackson Holdings S.A. (1 Month USD LIBOR + 3.750%)	5.980%	11/30/2023	$1,005,135
497,500	MTN Infrastructure TopCo, Inc. (1 Month USD LIBOR + 3.000%)	5.242	11/15/2024	499,445
498,747	Syniverse Holdings, Inc. (1 Month USD LIBOR + 5.000%)	7.148	3/9/2023	501,186
1,113,087	US TelePacific Corp. (3 Month USD LIBOR + 5.000%)	7.386	5/2/2023	1,097,783
249,375	West Corp. (1 Month USD LIBOR + 3.500%)	5.742	10/10/2024	247,609
496,250	West Corp. (1 Month USD LIBOR + 4.000%)	6.242	10/10/2024	495,369
490,047	WideOpenWest Finance, LLC (1 Month USD LIBOR + 3.250%)	5.408	8/18/2023	481,777
438,968	Windstream Services, LLC (1 Month USD LIBOR + 4.000%)	6.160	3/29/2021	420,860
				4,749,164
	ELECTRIC UTILITIES ― 1.4%
1,250,000	Brookfield WEC Holdings, Inc. (1 Month USD LIBOR + 3.750%)	5.992	8/1/2025	1,266,956

	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS ― 2.6%
468,750	KEMET Corp. (1 Month USD LIBOR + 6.000%)	8.242	4/26/2024	478,125
911,000	Microchip Technology, Inc. (1 Month USD LIBOR + 2.000%)	4.250	5/29/2025	912,612
500,000	Plantronics, Inc. (1 Month USD LIBOR + 2.500%)	4.742	7/2/2025	502,345
500,000	Ultra Clean Holdings, Inc. (3 Month USD LIBOR + 4.500%)	6.821	8/27/2025	496,250
				2,389,332
	FOOD & STAPLES RETAILING ― 0.6%
500,000	BJ's Wholesale Club, Inc. (1 Month USD LIBOR + 3.000%)	5.148	2/2/2024	503,715

	HEALTH CARE EQUIPMENT & SUPPLIES ― 0.5%
397,000	YI, LLC (3 Month USD LIBOR + 4.000%)	6.386	11/7/2024	397,000
99,789	YI, LLC (3 Month USD LIBOR + 4.000%)(3)	6.386	11/7/2024	99,789
				496,789
	HEALTH CARE PROVIDERS & SERVICES ― 2.7%
500,000	Bracket Intermediate Holding Corp. (3 Month USD LIBOR + 4.250%)	6.571	9/5/2025	501,250
995,000	PharMerica Corp. (1 Month USD LIBOR + 3.500%)	5.648	12/6/2024	1,002,930
980,075	Prospect Medical Holdings, Inc. (1 Month USD LIBOR + 5.500%)	7.625	2/22/2024	996,001
				2,500,181
	HEALTH CARE TECHNOLOGY ― 3.3%
493,750	GHX Ultimate Parent Corp. (3 Month USD LIBOR + 3.250%)	5.636	6/28/2024	495,757
1,000,000	Inovalon Holdings, Inc. (1 Month USD LIBOR + 3.500%)	5.625	4/2/2025	1,003,125
494,986	Project Ruby Ultimate Parent Corp. (1 Month USD LIBOR + 3.500%)	5.742	2/9/2024	496,738
1,000,000	Verscend Holding Corp. (1 Month USD LIBOR + 4.500%)	6.742	8/27/2025	1,010,210
				3,005,830
	HOTELS RESTAURANTS & LEISURE ― 3.5%
496,250	Caesars Resort Collection, LLC (1 Month USD LIBOR + 2.750%)	4.992	12/23/2024	499,525
498,695	CEC Entertainment, Inc. (1 Month USD LIBOR + 3.250%)	5.492	2/12/2021	484,045
2,610	Life Time Fitness, Inc. (1 Month USD LIBOR + 2.750%)	4.826	6/10/2022	2,625
1,030,830	Life Time Fitness, Inc. (3 Month USD LIBOR + 2.750%)	5.063	6/10/2022	1,036,691
239,067	Scientific Games International, Inc. (1 Month USD LIBOR + 2.750%)	4.992	8/14/2024	238,973
1,002,196	Scientific Games International, Inc. (2 Month USD LIBOR + 2.750%)	5.044	8/14/2024	1,001,805
				3,263,664
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS ― 3.4%
146,595	Astoria Energy, LLC (1 Month USD LIBOR + 4.000%)	6.250	12/24/2021	147,054
1,067,256	Eastern Power, LLC (1 Month USD LIBOR + 3.750%)	5.992	10/2/2023	1,067,075
50,972	Lightstone Holdco, LLC (1 Month USD LIBOR + 3.750%)	5.992	1/30/2024	50,693
949,028	Lightstone Holdco, LLC (1 Month USD LIBOR + 3.750%)	5.992	1/30/2024	943,842
935,750	Talen Energy Supply, LLC (1 Month USD LIBOR + 4.000%)	6.242	7/14/2023	941,664
				3,150,328
	INDUSTRIAL CONGLOMERATES ― 2.1%
996,238	CD&R Hydra Buyer, Inc. (1 Month USD LIBOR + 4.250%)	6.492	12/11/2024	996,237
940,000	NN, Inc. (1 Month USD LIBOR + 3.250%)	5.492	4/2/2021	942,938
				1,939,175

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2018 (Continued)

Principal		Current
Amount		Rate	Maturity	Value
	INSURANCE ― 1.1%
$492,525	Acrisure, LLC (3 Month USD LIBOR + 4.250%)	6.592%	11/22/2023	$495,194
498,750	Alliant Holdings Intermediate, LLC (1 Month USD LIBOR + 3.000%)	5.148	5/9/2025	500,895
				996,089
	INTERNET SOFTWARE & SERVICES ― 1.1%
496,241	Micro Holding Corp. (1 Month USD LIBOR + 3.750%)	5.915	9/13/2024	500,232
496,250	Research Now Group, Inc. (1 Month USD LIBOR + 5.500%)	7.742	12/20/2024	499,352
				999,584
	IT SERVICES ― 1.7%
986,266	Rackspace Hosting, Inc. (3 Month USD LIBOR + 3.000%)	5.348	11/3/2023	975,017
596,977	TierPoint, LLC (1 Month USD LIBOR + 3.750%)	5.992	5/6/2024	591,473
				1,566,490
	MACHINERY ― 0.7%
598,518	Gardner Denver, Inc. (1 Month USD LIBOR + 2.750%)	4.992	7/30/2024	602,430

	MEDIA ― 7.3%
1,000,000	AppLovin Corp. (3 Month USD LIBOR + 3.750%)	6.064	8/15/2025	1,013,125
495,000	Camelot Finance LP (1 Month USD LIBOR + 3.250%)	5.492	10/3/2023	496,032
595,500	Charter Communications Operating, LLC (1 Month USD LIBOR + 2.000%)	4.250	4/30/2025	597,057
500,000	Delta 2 (Lux) SARL (1 Month USD LIBOR + 2.500%)	4.742	2/1/2024	496,720
495,000	Entravision Communication Corp. (1 Month USD LIBOR + 2.750%)	4.992	11/29/2024	489,845
1,000,000	Financial & Risk US Holdings, Inc. (3 Month USD LIBOR + 3.750%)	6.071	10/1/2025	998,960
1,692,494	Harland Clarke Holdings Corp. (3 Month USD LIBOR + 4.750%)	7.136	11/3/2023	1,630,083
995,000	Lions Gate Capital Holdings, LLC (1 Month USD LIBOR + 2.250%)	4.492	3/24/2025	997,900
				6,719,722
	METALS & MINING ― 1.4%
738,520	Dynacast International, LLC (3 Month USD LIBOR + 3.250%)	5.636	1/28/2022	741,523
496,250	MRC Global, Inc. (1 Month USD LIBOR + 3.000%)	5.242	9/20/2024	500,282
				1,241,805
	OIL, GAS & CONSUMABLE FUELS ― 3.2%
500,000	Fieldwood Energy, LLC (1 Month USD LIBOR + 5.250%)	7.492	4/11/2022	504,125
1,500,000	Fieldwood Energy, LLC (1 Month USD LIBOR + 7.250%)	9.492	4/11/2023	1,460,625
1,000,000	Northriver Midstream TLB (3 Month USD LIBOR + 3.250%)	5.567	9/26/2025	997,500
				2,962,250
	PHARMACEUTICALS ― 1.9%
731,193	Alvogen Pharma U.S., Inc. (1 Month USD LIBOR + 4.750%)	6.990	4/1/2022	738,351
498,634	Amneal Pharmaceuticals, LLC (1 Month USD LIBOR + 3.500%)	5.750	5/5/2025	503,932
514,062	Valeant Pharmaceuticals International, Inc. (1 Month USD LIBOR + 3.000%)	5.104	6/2/2025	517,253
				1,759,536
	PROFESSIONAL SERVICES ― 2.5%
500,000	Conserve Merger Sub, Inc. (1 Month USD LIBOR + 3.500%)	5.621	8/8/2025	502,190
249,375	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.000%)	5.242	2/3/2025	249,790
449,355	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.000%)	5.242	2/3/2025	450,103
48,353	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.000%)(3)	5.242	2/3/2025	48,433
575,605	IG Investments Holdings, LLC (1 Month USD LIBOR + 3.500%)	5.742	5/23/2025	581,361
405,450	IG Investments Holdings, LLC (3 Month USD LIBOR + 3.500%)	5.886	5/23/2025	409,505
				2,241,382
	REAL ESTATE MANAGEMENT AND DEVELOPMENT ― 1.9%
750,000	DTZ U.S. Borrower, LLC (1 Month USD LIBOR + 3.250%)	5.492	8/21/2025	754,219
1,000,000	GGP Nimbus LP (Prime + 1.500%)	6.750	8/27/2025	996,770
				1,750,989
	ROAD & RAIL ― 0.8%
740,521	Gruden Acquisition, Inc. (3 Month USD LIBOR + 5.500%)	7.886	8/18/2022	748,389

	SOFTWARE ― 11.1%
1,500,000	Banff Merger Sub, Inc. (3 Month USD LIBOR + 4.250%)	6.550	9/1/2025	1,516,358
490,000	Blackboard, Inc. (3 Month USD LIBOR + 5.000%)	7.333	6/30/2021	473,463
1,500,000	Dynatrace, LLC (1 Month USD LIBOR + 3.250%)	5.474	8/22/2025	1,511,565
417,443	Idera, Inc. (1 Month USD LIBOR + 4.500%)	6.750	6/28/2024	421,444

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2018 (Continued)

Principal		Current
Amount		Rate	Maturity	Value
	SOFTWARE ― 11.1% (Continued)
$1,231,336	Kronos, Inc. (3 Month USD LIBOR + 3.000%)	5.343%	11/1/2023	$1,238,957
988,745	LANDesk Group, Inc. (1 Month USD LIBOR + 4.250%)	6.330	1/22/2024	998,218
997,500	Mavenir Systems, Inc. (1 Month USD LIBOR + 6.000%)	8.140	5/8/2025	999,994
987,500	Project Alpha Intermediate Holding, Inc. (6 Month USD LIBOR + 3.500%)	5.990	4/26/2024	988,942
979,987	TIBCO Software, Inc. (1 Month USD LIBOR + 3.500%)	5.750	12/4/2020	985,602
1,000,000	Vertafore, Inc. (1 Month USD LIBOR + 3.250%)	5.492	7/2/2025	1,005,445
				10,139,988
	SPECIALTY RETAIL ― 8.1%
208,627	Ascena Retail Group, Inc. (1 Month USD LIBOR + 4.500%)	6.750	8/22/2022	202,412
646,312	CWGS Group, LLC (1 Month USD LIBOR + 2.750%)	4.870	11/8/2023	636,133
1,301,087	Heartland Dental, LLC (1 Month USD LIBOR + 3.750%)	5.992	4/30/2025	1,303,253
195,652	Heartland Dental, LLC (1 Month USD LIBOR + 3.750%)(3)	3.750	4/30/2025	195,978
456,082	Jill Holdings, LLC (3 Month USD LIBOR + 5.000%)	7.350	5/9/2022	450,666
968,750	LSF9 Atlantis Holdings, LLC (1 Month USD LIBOR + 6.000%)	8.120	5/1/2023	938,477
1,593,496	NVA Holdings, Inc. (1 Month USD LIBOR + 2.750%)	4.992	2/3/2025	1,590,756
83,245	Party City Holdings, Inc. (1 Month USD LIBOR + 2.750%)	5.000	8/19/2022	83,943
82,298	Party City Holdings, Inc. (6 Month USD LIBOR + 2.750%)	5.280	8/19/2022	82,989
444,489	Talbots, Inc. (The) (1 Month USD LIBOR + 4.500%)	6.742	3/19/2020	438,100
1,482,487	Western Dental Services, Inc. (1 Month USD LIBOR + 4.500%)	6.576	6/30/2023	1,489,900
				7,412,607
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS ― 1.2%
500,000	LTI Holdings, Inc. (1 Month USD LIBOR + 3.500%)	5.742	9/6/2025	502,605
559,422	Sonicwall US Holdings, Inc. (3 Month USD LIBOR + 3.500%)	5.822	5/16/2025	560,821
				1,063,426
	TRANSPORTATION INFRASTRUCTURE ― 0.6%
493,750	Savage Enterprises, LLC (1 Month USD LIBOR + 4.500%)	6.600	8/1/2025	501,257

	TOTAL BANK LOANS
	(Cost $87,315,709)			$88,052,567

Shares
	SHORT TERM INVESTMENT ― 5.8%
5,322,475	Short-Term Investments Trust - Government & Agency Portfolio - Institutional Class, 1.970% (2)			$5,322,475
	TOTAL SHORT TERM INVESTMENT
	(Cost $5,322,475)			5,322,475

	TOTAL INVESTMENTS ― 102.1% (Cost $92,638,184)			93,375,042
	Liabilities in Excess of Other Assets ― (2.1)%			(1,885,542)
	TOTAL NET ASSETS ― 100.0%			$91,489,500

Percentages are stated as a percent of net assets.

(1) Variable rates securities. Description includes reference rate and spread. Rates reset at each loan payment.
(2) Rate quoted is seven-day yield at period end.
(3) Unfunded loan commitment.

The S&P’s industry classification was developed by and/or is the exclusive property of the
Standard & Poor's Financial Services, LLC ("S&P") and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in securities at value (cost $92,638,184)	$93,375,042
Cash	2,746,107
Receivables:
Investment securities sold	1,503,182
Fund shares sold	1,068,489
Dividends and interest	226,002
Prepaid expenses	21,007
Total assets	98,939,829

Liabilities:
Payables:
Investment securities purchased	7,233,423
Fund shares redeemed	383
Distributions to shareholders	92,956
Due to Investment Adviser	26,100
Distribution Fees	20,696
Accrued other expenses and other liabilities	76,771
Total liabilities	7,450,329

Net Assets	$91,489,500

Components of Net Assets:
Paid-in capital	$90,561,063
Total distributable earnings	928,437
Net Assets	$91,489,500

Class A:
Net Assets	$8,563,167
Issued and Outstanding	329,253
Net Asset Value and Redemption Price	$26.01
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$27.16

Class C:
Net Assets	$2,664,559
Issued and Outstanding	102,655
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.96

Institutional Class:
Net Assets	$80,261,774
Issued and Outstanding	3,084,041
Net Asset Value, Redemption Price and Offering Price Per Share	$26.02

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3.)

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

Investment Income:
Interest income	$3,795,705
Total investment income	3,795,705

Expenses:
Advisory fees (Note 3)	445,014
Administration and fund accounting fees	114,830
Transfer agent fees and expenses	65,110
Registration fees	49,960
Distribution fees (Note 6)	22,655
Audit fees	20,604
Service Fee	20,349
Compliance Fee	15,665
Custody fees	15,647
Legal fees	15,141
Shareholder reporting fees	12,723
Trustee fees	11,491
Miscellaneous expenses	8,869
Insurance fees	2,934
Total expenses	820,992
Expenses waived by the Adviser	(291,706)
Net expenses	529,286
Net investment income	3,266,419

Realized and Unrealized Gain on Investments
Net realized gain on investments	155,311
Net change in unrealized appreciation on investments	315,180
Net realized and unrealized gain on investments	470,491

Net increase in net assets resulting from operations	$3,736,910

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2018	September 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,266,419	$1,822,138
Net realized gain on investments	155,311	227,692
Net change in unrealized appreciation/depreciation on investments	315,180	(39,390)
Net increase in net assets resulting from operations	3,736,910	2,010,440

Distributions to shareholders:
Class A Shares	(179,949)	(9,316)
Class C Shares	(55,256)	(16,548)
Institutional Class Shares	(3,179,637)	(1,891,237)
Total distributions to shareholders	(3,414,842)	(1,917,101) *

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	8,365,220	125,047
Class C Shares	2,292,825	646,900
Institutional Class Shares	44,050,907	12,915,860
Reinvestment of distributions:
Class A Shares	16,209	7,259
Class C Shares	30,224	15,700
Institutional Class Shares	2,754,626	1,863,544
Cost of shares repurchased:
Class A Shares	(94,583)	-
Class C Shares	(378,427)	(11,207)
Institutional Class Shares	(16,030,757)	(1,429,861)
Net increase in net assets from capital transactions	41,006,244	14,133,242
Total Increase in Net Assets	41,328,312	14,226,581

Net Assets:
Beginning of year	50,161,188	35,934,607
End of year	$91,489,500	$50,161,188 **

Capital Share Transactions:
Shares sold:
Class A Shares	322,015	4,831
Class C Shares	88,474	25,025
Institutional Class Shares	1,694,394	497,793
Shares reinvested:
Class A Shares	626	281
Class C Shares	1,168	607
Institutional Class Shares	106,202	71,996
Shares repurchased:
Class A Shares	(3,640)	-
Class C Shares	(14,604)	(433)
Institutional Class Shares	(616,969)	(55,184)
Net increase in shares outstanding	1,577,666	544,916

* Includes distributions from net investment income for Class A, Class C and Institutional Class of $8,796, $15,465 and $1,789,687, and
distributions from net realized gains of $520, $1,083 and $101,550, respectively.
** Includes undistributed net investment income of $12,209.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

			For the Period
			April 1, 2016*
	For the Year Ended	For the Year Ended	Through
	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.87	$25.78	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.22	1.08	0.32
Net realized and unrealized gain on investments	0.14	0.13	0.72
Total Gain from Investment Operations	1.36	1.21	1.04

LESS DISTRIBUTIONS:
From net investment income	(1.14)	(1.05)	(0.26)
From net realized gain on investments	(0.08)	(0.07)	-
Total Distributions	(1.22)	(1.12)	(0.26)

Net Asset Value, End of Period	$26.01	$25.87	$25.78

Total Return(2)	5.37%	4.80%	4.15%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$8,563	$265	$132
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.35%	1.64%	2.07%	(4)
After fees waived / reimbursed by the Adviser	0.99%	0.99%	0.99%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.69%	4.22%	2.55%	(4)
Portfolio turnover rate(5)	35%	105%	23%	(3)

*	Inception date
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

			For the Period
			April 1, 2016*
	For the Year Ended	For the Year Ended	Through
	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.83	$25.75	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.01	0.90	0.35
Net realized and unrealized gain on investments	0.16	0.13	0.59
Total Gain from Investment Operations	1.17	1.03	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.96)	(0.88)	(0.19)
From net realized gain on investments	(0.08)	(0.07)	-
Total Distributions	(1.04)	(0.95)	(0.19)

Net Asset Value, End of Period	$25.96	$25.83	$25.75

Total Return(2)	4.56%	4.06%	3.77%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,665	$713	$62
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.12%	2.39%	2.82%	(4)
After fees waived / reimbursed by the Adviser	1.74%	1.74%	1.74%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	3.88%	3.55%	2.74%	(4)
Portfolio turnover rate(5)	35%	105%	23%	(3)

*	Inception date
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

			For the Period
			April 1, 2016*
	For the Year Ended	For the Year Ended	Through
	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.88	$25.79	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.25	1.14	0.36
Net realized and unrealized gain on investments	0.17	0.14	0.71
Total Gain from Investment Operations	1.42	1.28	1.07

LESS DISTRIBUTIONS:
From net investment income	(1.20)	(1.12)	(0.28)
From net realized gain on investments	(0.08)	(0.07)	-
Total Distributions	(1.28)	(1.19)	(0.28)

Net Asset Value, End of Period	$26.02	$25.88	$25.79

Total Return	5.62%	5.06%	4.28%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$80,262	$49,183	$35,740
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.17%	1.43%	1.85%	(3)
After fees waived / reimbursed by the Adviser	0.74%	0.74%	0.74%	(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.79%	4.43%	2.83%	(3)
Portfolio turnover rate(4)	35%	105%	23%	(2)

*	Inception date
(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

NOTE 1 – ORGANIZATION

The Ziegler Floating Rate Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”).  The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Ziegler Capital Management, LLC (“the Adviser” or “Ziegler”) serves as the investment manager to the Fund.  Pretium Credit Management LLC (“Pretium”) serves as the Sub-Advisor to the Fund.

The investment objective of the Fund is to provide total return, comprised of current income and capital appreciation by investing in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. The inception date of the Fund was April 1, 2016. The Fund offers three classes of shares: Class A, Class C and Institutional Class, with an unlimited number of shares of beneficial interest, with no par value per share. Each class of shares represents an equal pro rata interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and
NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler or Pretium under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”).

The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -
observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of September 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income:
Bank Loans	$-	$88,052,567	$-	$88,052,567
Short-Term Investment	5,322,475	-	-	5,322,475
Total	$5,322,475	$88,052,567	$-	$93,375,042

See the Schedule of Investments for further detail of investment classifications.

(b) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. As of September 30, 2018, open tax periods subject to examination by the tax authorities in the United States also include the tax year ended September 30, 2017 and the period ended September 30, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Fund pays income distributions monthly. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

(d) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(e) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian.  This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.  As of September 30, 2018, the Fund held $2,496,107 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) that exceeded the FDIC insurance limit.

(f) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.65%.  The Adviser has entered into a Sub-Advisory agreement with Pretium; Pretium’s compensation is based on assets under management and is paid out of Ziegler’s advisory fee received from the Fund.

Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 0.99%, 1.74%, and 0.74% of average daily net assets for Class A, Class C, and Institutional Class, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established limitation on expenses for that year.

At September 30, 2018, the amounts waived by the Adviser by year are as follows:

Year Waived / Reimbursed	Amounts Available for Recoupment	Expiration
2016	$140,818	September 30, 2019
2017	283,615	September 30, 2020
2018	291,706	September 30, 2021
	$716,139

There is a maximum initial sales charge of 4.25% for Class A shares of the Fund.  There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares for the Fund.
The Distributor retains a portion of the initial sales charge when shares are purchased through a service agent, and will retain the full amount if purchased through the Distributor.  For the year ended September 30, 2018, Quasar retained $3,815 in sales charges on sales of the Class A share of the Fund.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The Fund charges a 1.00% redemption fee on the redemption of Class A share held for 60 days or less.  No redemption fees were charged for the period ended September 30, 2018.

NOTE 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the Fund for the year ended September 30, 2018, were as follows:

Purchases	$ 62,099,629
Sales	$ 23,334,325

NOTE 5 – Federal Income Tax Information

At September 30, 2018, the components of accumulated earnings (deficit) for income tax purposes were as follows:

Cost of Investments	$92,638,184
Gross Unrealized Appreciation	918,398
Gross Unrealized Depreciation	(181,540)
Net Unrealized Appreciation on Investments	736,858

Undistributed ordinary income	132,174
Undistributed long-term capital gains	59,405
Accumulated earnings	191,579

Total distributable earnings	$928,437

At September 30, 2018, the Fund had no capital loss carryforwards.

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Distributions Paid From:
Ordinary Income	$3,398,240	$1,917,101
Long Term Capital Gains	16,602	-
Total Distributions Paid	$3,414,842	$1,917,101

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

NOTE 6 – Distribution Plan

The Trust, on behalf of the Fund, adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00% of average daily net assets attributable to the Class A and Class C shares, respectively.  For the year ended September 30, 2018, distribution fees incurred are disclosed on the Statement of Operations.

NOTE 7 – Line of Credit

The Fund has access to an $8 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.  During the year ended September 30, 2018, the Fund did not draw on this line of credit.

NOTE 8 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the period end, the Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
10/30/2018	10/31/2018	0.10735	0.09429	0.11259

Note 9 – New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Ziegler Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ziegler Floating Rate Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from April 1, 2016 (commencement of operations) through September 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period April 1, 2016 through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund‘s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 29, 2018

Ziegler Floating Rate Fund
EXPENSE EXAMPLE
September 30, 2018 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Class A
Actual Fund Return	1,000.00	1,025.40	5.03
Hypothetical 5% Return	1,000.00	1,020.10	5.01
Class C
Actual Fund Return	1,000.00	1,021.50	8.82
Hypothetical 5% Return	1,000.00	1,016.34	8.80
Institutional Class
Actual Fund Return	1,000.00	1,026.60	3.76
Hypothetical 5% Return	1,000.00	1,021.36	3.75

(1)
Expenses for the Fund are 0.99%, 1.74% and 0.74% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/365. The expense ratios for the Fund reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2018 (Unaudited)(Continued)

At a meeting held on August 21 and 22, 2018, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Ziegler  Capital Management, LLC (“Ziegler” or the “Adviser”), for the Ziegler Floating Rate Fund (the “Fund”).  Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

In considering the approval of the Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund.  The Board took into account the oversight responsibilities of Ziegler, as the adviser, over Pretium Credit Management, LLC (“Pretium”), as the Fund’s sub-adviser, both in terms of investments as well as compliance monitoring.  The Board reviewed the services that Ziegler would continue to provide to the Fund, noting to what degree those services extended beyond portfolio management.  The Trustees also considered the structure of the compliance procedures at Ziegler including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan.  The Board also considered the existing relationship between Ziegler and the Trust, as well as the Board’s knowledge of Ziegler’s operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that Ziegler had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement, and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index.  The Board considered that the Fund had outperformed relative to its peer group median/average as of June 30, 2018, and in line relative to its benchmark index as of March 31, 2018.  The Board also noted that the Fund had just over two years of performance results, which is a relatively short period of time over which to draw any meaningful conclusions.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  The Board noted that the Fund’s advisory fee was higher than, and the net expense ratio was in line with, its peer group median and average.  The Board also noted that under the sub-advisory arrangement between Ziegler and Pretium, the Adviser is obligated to pay Pretium for its services to the Fund, but that Ziegler would not be required to pay a sub-advisory fee to Pretium until the Fund reaches $100 million in assets.

•
The Trustees considered Ziegler’s assertion that, because the Fund is relatively new, it is not yet able to determine whether there will be economies of scale in the management of the Fund.  The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

Ziegler Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2018 (Unaudited)(Continued)

•
The Trustees considered the profitability of Ziegler from managing the Fund.  In assessing Ziegler’s profitability, the Trustees reviewed Ziegler’s financial information that was provided in the materials and took into account both the direct and indirect benefits to Ziegler from managing the Fund.  The Trustees concluded that Ziegler’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Ziegler appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Floating Rate Fund
OTHER INFORMATION (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC’s website at ww.sec.gov.  The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the period ended September 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2018 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 4.67%.

Ziegler Floating Rate Fund
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011-present)	1	None

Ziegler Floating Rate Fund
TRUSTEE AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)  Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the  Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (844) 828-1919.

 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109

Investment Sub-Adviser
Pretium Credit Management, LLC
c/o Pretium Partners, LLC
810 Seventh Avenue, Suite 2400
New York, New York 10019

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler Floating Rate Fund
	BBD, LLP
	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$17,500	$17,000
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler Floating Rate Fund
	BBD, LLP
	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Ziegler Floating Rate Fund
	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith..

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Christopher E. Kashmerick
 Christopher E. Kashmerick, President

Date          12/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date             12/7/18

By   /s/ Russell B. Simon
   Russell B. Simon, Treasurer

Date           12/7/18